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                                                                    EXHIBIT 99.0







                           THE BEST WESTERN OCEANSIDE

                             STATEMENT OF REVENUES
                         AND DIRECT OPERATING EXPENSES
                          YEAR ENDED DECEMBER 31, 1995




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                          Independent Auditors' Report




To the Board of Trustees
American Realty Trust

We have audited the accompanying statement of revenues and direct operating expenses of The Best Western Oceanside for the year ended December 31, 1995. This statement of revenues and direct operating expenses is the responsibility of the Property's management. Our responsibility is to express an opinion on this statement of revenues and direct operating expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and direct operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and direct operating expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement of revenues and direct operating expenses presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying financial statement is prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in Form 8-K of American Realty Trust) and, as described in Note 1, is not intended to be a complete presentation of the results of operations.

In our opinion, the statement of revenues and direct operating expenses referred to above presents fairly, in all material respects, the revenues and direct operating expenses of The Best Western Oceanside for the year ended December 31, 1995, in conformity with generally accepted accounting principles.

                                            Farmer, Fuqua, Hunt & Munselle, P.C.


Dallas, Texas
December 11, 1996


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                           THE BEST WESTERN OCEANSIDE
                             STATEMENT OF REVENUES
                         AND DIRECT OPERATING EXPENSES
                          YEAR ENDED DECEMBER 31, 1995




                  REVENUES
                       Room revenues                           $ 2,225,209
                       Telephone revenues                           43,677
                       Parking revenues                             39,493
                       Rental revenues                              29,061
                       Other revenues                               19,778
                                                               -----------

                            Total revenues                       2,357,218

                  OPERATING EXPENSES

                       Salaries and benefits                       418,704
                       Utilities                                   169,948
                       Repairs and maintenance                     108,956
                       Lease expense                                87,738
                       Property taxes                               67,821

                       Insurance and licenses                       29,785
                                                               -----------

                   Total direct operating expenses                 882,952
                                                               -----------

         REVENUES IN EXCESS OF DIRECT OPERATING EXPENSES       $ 1,474,266
                                                               ===========

         The accompanying notes are an integral part of this statement.


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                           THE BEST WESTERN OCEANSIDE
                         NOTES TO STATEMENT OF REVENUES
                         AND DIRECT OPERATING EXPENSES
                               DECEMBER 31, 1995



NOTE 1:  ORGANIZATION AND BASIS OF PRESENTATION

         The Best Western Oceanside is a 110 room hotel located in Virginia Beach, Virginia. During 1995, the property was owned by Atlantic Resort Associates, LLP.

         The accompanying financial statement does not include a provision for depreciation and amortization, bad debt expense, interest expense or income taxes. Accordingly, this statement is not intended to be a complete presentation of the results of operations.

NOTE 2:  ACCOUNTING ESTIMATES

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3:  OTHER REVENUES

         Other revenues consist of the following:

                  Furniture sales              $ 12,010
                  Snack machines                  5,109
                  Miscellaneous                   2,659
                                               --------

                       Total                   $ 19,778
                                               --------
NOTE 4:  SUBSEQUENT EVENT

         The property was sold to American Realty Trust, a Georgia trust, on December 17, 1996.




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